THE NORTHERN LIFE
                          ADVANTAGE CENTURY(SM) ANNUITY
              INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS
                                    ISSUED BY
                              SEPARATE ACCOUNT ONE
                         NORTHERN LIFE INSURANCE COMPANY

    SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             DATED NOVEMBER 15, 1999

The Company has added more series of Contracts to Separate Account One, effective December 29, 1999, bringing the total number of series to four. In addition to The Northern Life Advantage Century(SM) Annuity (the "Retail Series Contracts"), the Company now offers The Northern Life Advantage(SM) Annuity (the "Transfer Series Contracts" and the "Flex Series Contracts") and The Northern Life Advantage Century Plus(SM) Annuity (the "Plus Series Contracts").

         The date of this Prospectus and SAI is now changed to coincide with the offering of the new series of Contracts. Only The Northern Life Advantage Century(SM) Annuity (the "Retail Series Contracts") is offered by this Prospectus. The other series of Contracts are not offered by this Prospectus.

December 29, 1999

              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS.